UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri (Address of principal executive offices)	63101 (Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

     Peabody Energy Corporation (“Peabody” or “the Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on December 8, 2004, related to its acquisition of a 25.5 percent interest in the Paso Diablo Mine in Venezuela. The purpose of this Current Report on Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K filed on December 8, 2004 to include (i) the financial statements and pro forma financial information required by Item 9.01 and (ii) the consent of Espineira, Sheldon y Asociados.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On December 2, 2004, Peabody completed the acquisition of a 25.5 percent interest in Carbones del Guasare, S.A. (the owner of the Paso Diablo Mine) in Venezuela from RAG Coal International AG for a net purchase price of US$32.5 million. The purchase price was funded from currently available cash balances and the assumption of a short term payable to the Paso Diablo Mine.

     Paso Diablo is a 6.5 to 7.0 million tonne-per-year operation that exports coal for electricity generators and steelmakers in North America and Europe.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

     The audited financial statements of Carbones del Guasare, S.A. for the years ended and as of December 31, 2003 and 2002 are included in Exhibit 99.1 hereto. In addition, the condensed unaudited balance sheet as of September 30, 2004, condensed unaudited statements of income and cash flows for the nine month-periods ended September 30, 2004 and 2003, and notes thereto of Carbones del Guasare, S.A. are included in Exhibit 99.2 hereto, and are incorporated by reference herein.

(b) Pro Forma Financial Information

     An unaudited pro forma balance sheet as of September 30, 2004 and unaudited pro forma statements of operations of Peabody Energy Corporation for the year ended December 31, 2003 and nine months ended September 30, 2004 are furnished in Exhibit 99.3 hereto, and are incorporated by reference herein.

(c) Exhibits

     The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit
No.	Description of Exhibit
2.1	Share Purchase Agreement among RAG Coal International AG, BTU International B.V and Peabody Energy Corporation dated as of June 10, 2004 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 8, 2004).

23.1	Consent of Espineira, Sheldon y Asociados

99.1	Audited financial statements of Carbones del Guasare, S.A. for the years ended and as of December 31, 2003 and 2002

99.2	Condensed unaudited balance sheet as of September 30, 2004, condensed unaudited statements of income and cash flows for the nine month-periods ended September 30, 2004 and 2003, and notes thereto of Carbones del Guasare, S.A.

99.3	Unaudited proforma balance sheet as of September 30, 2004 and unaudited pro forma statements of operations of Peabody Energy Corporation for the year ended December 31, 2003 and nine months ended September 30, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: February 15, 2005	/s/ Richard A. Navarre
Richard A. Navarre
Executive Vice President and Chief Financial Officer

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